                                                                   EXHIBIT 10.10
                                                                      435-9172-1

         THIS AGREEMENT made in duplicate as of the 27th day of February, 1989

BETWEEN: CANADIAN PATENTS AND DEVELOPMENT LIMITED-SOCIETE CANADIENNE DES BREVETS ET D'EXPLOITATION LIMITEE, a Corporation to which the Government Companies Operation Act applies, having its Head Office at the City of Ottawa in the Province of Ontario (hereinafter called "the Licensor")

                                                  OF THE ONE PART

                                       -and-

                                       Barringer Instruments Limited, a duly
                                       incorporated Company, having a place of
                                       business at the City of Rexdale in the
                                       Province of Ontario (hereinafter called
                                       "the Licensee")

                                                  OF THE OTHER PART

         WITNESSETH THAT:

         WHEREAS the Licensor is an agency Corporation wholly owned by Her Majesty the Queen in right of Canada, reporting to Parliament through the Minister of Regional Industrial Expansion; and

         WHEREAS in consequence of scientific research conducted through Department of Supply and Services of the Government of Canada Contracts Serial Nos. T 8200-5-5570, 21ST-32032-4-033M, 19SR-32032-5-3080, 41ST-32032-6-3402 and
25ST-32032-7-3271, under the auspices of, the Department of Transport of the Government of Canada, there has been developed an invention commonly designated "Sample Handling System for Molecular Analyser" - Case Number 9172, and the

Department of National Revenue of the Government of Canada there has been developed an invention commonly designated "Narcotic Detector Using Ion Mobility Spectrometer" Case 9281; and

         WHEREAS the Licensor has made certain applications for patents in respect of the said Inventions; and

         WHEREAS the Licensor represents that it has full authority to license the Invention and the Patent Rights and enter into this agreement; and

         WHEREAS the Licensee and the Licensor are desirous of entering into a license agreement on the terms and conditions hereinafter set forth.

         NOW THEREFORE in consideration of the premises and of the mutual covenants and agreements hereinafter contained, the parties hereto agree each with the other as follows:

SECTION 1 - Definitions

A. "Departments" means the Department of Transport and the Department of National Revenue of the Government of Canada;

B. "Invoice Price" means the genuine net selling price of Licensed Products (before cash discounts, freight allowances, advertising allowances or similar deductions are made, but excluding customs, excise and sales taxes, if any) established in a normal bona fide arm's length transaction between parties not subject to common control, direction or restraint, nor affiliated in any way.

C. "Invention" means the inventions commonly designated "Sample Handling System for Molecular Analyser" - Case 9172 and "Narcotic Detector Using Ion Mobility Spectrometer" Case Number 9281, which have been developed in consequence of scientific research conducted under the auspices of the Departments.

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
D. "Know-how" means the technical knowledge and techniques relating generally to the Inventions supplied to the Licensee by either the Licensor or the Departments.

E. "Licensed Process" means the series of actions or operations carried out in accordance with the method Inventions covered by the Patent Rights and/or Know-how.

F. "Licensed Product" means a complete detection system or any part thereof made in accordance with the Inventions covered by the Patent Rights and/or Know-how.

F. "Patent Rights" means any patent application, continuation-in-part or divisional thereof, and any patent which has issued or may issue thereon including any re-issue thereof in respect of the Inventions, as more particularly shown in Schedule "A" hereto annexed.

G. "Records" means accounts, invoices, receipts, vouchers and like documents relating to the sales of Licensed Products.

SECTION 2 - Grant

A. The Licensor hereby grants to the Licensee an exclusive right and license in Canada to make, and have made, Licensed Products, with the right and license throughout the world to use and sell Licensed Products and use the Licensed Process including the right to grant sublicenses thereof to purchasers of Licensed Products. Such exclusive right and license shall be for the period from the date of this Agreement until the 31st day of March 1999; it being understood and agreed that, after the expiry of the aforesaid period, the right and license granted herein shall be non-exclusive for the remainder of the life of this agreement.

B. Notwithstanding anything contained in this agreement, in respect of the license granted herein, there is hereby reserved to Her Majesty the Queen in right of

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
Canada, the right to practice, and have practiced, the subject matter of said license and to dispose of, in any manner whatsoever, any products derived from such practice.

C. If the Licensee is in default with respect to any obligation contained in this agreement, the Licensor may, at its discretion, in lieu of giving notice of termination for such default, by notice in writing to the Licensee, reduce to non-exclusive the license granted herein and may, after the date of such notice, grant to third parties licenses in respect to the subject matter of this agreement.

D. The Licensee may grant sublicenses of the license granted herein on terms and conditions similar to those hereof and the Licensee agrees that it will submit such sublicense agreements to the Licensor for ratification within ninety (90) days after execution thereof and such ratification, which shall not be unreasonably withheld, shall be a condition precedent to the validity of any such sublicense.

SECTION 3 - Royalties

A. The Licensee agrees to pay to the Licensor during the life of this agreement, royalties at the rate of Two Percent (2.0%) of the Invoice Price, on all Licensed Products produced and sold by the Licensee and any of its sublicensees. In the calculation of royalties appropriate amounts may be deducted for all cancellations of orders and accepted return of Licensed Products.

B. For the purpose of this agreement, Licensed Products shall be considered sold when billed out, or if not billed out, when delivered or shipped.

C. The Licensee agrees to pay to the Licensor as partial consideration for the license granted herein, the sum of Five Thousand Dollars ($5,000.00), in the following

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
manner:

         One Thousand Dollars ($1,000.00) earnest money, the receipt at which is hereby acknowledged, and One Thousand Dollars ($1,000.00) to be paid upon execution of these presents, and Three Thousand Dollars ($3,000.00) on the 1st day of October 1989.

D. The Licensee agrees to pay in advance to the Licensor minimum annual royalties in the amounts and on the dates as follows:

         Five Thousand Dollars ($5,000.00) on the 1st day of April 1990,
         Seven Thousand Five Hundred Dollars ($7,500.00) on the 1st day of April 1991,

         Ten Thousand Dollars ($10,000.00) on the 1st day at April 1992 and on the 1st of April of each and every year thereafter during the life of this agreement; such minimum annual royalty shall constitute a credit against royalties accruing to the Licensor pursuant to this agreement for the period for which such minimum annual royalty is paid.

E. It is mutually understood and agreed that there shall be no carrying forward as a credit against future royalties nor refunding of any balance of a minimum annual royalty remaining at termination or at March 31 of any period for which such minimum annual royalty shall have been paid.

F. The Licensee shall also pay to the Licensor as partial consideration for each sublicense granted, One-Third (1/3) of all considerations, other than royalties stipulated in subsection A above, due to the Licensee in respect of the sublicense granted pursuant to Section 2 hereof, and any such payment shall not constitute a credit against the minimum annual royalty payable under subsection

D above.

SECTION 4 - Reports and Payments

A. The Licensee covenants and agrees to report to the Licensor within thirty
(30) days after each calendar quarter ending the last day of March, June, September and December in each year during the life of this agreement, as to whether or not royalties under this agreement are due to the Licensor.

B. Nil reports of royalties may be made by simple letter. Reports of royalties due shall be in the form of statements and in compliance with the following:

         (1) record the total quantity of Licensed Products sold by the Licensee and its sublicensees up to and including the last day of the quarter.

         (2) include a calculation of the amount due to the Licensor for the royalties stipulated herein;

         (3) be certified as correct by the Treasurer or some other senior officer of the Licensee; and

         (4) be accompanied by a remittance to the Licensor of the amount of the royalties so shown to be payable.

C. All payments to be made by the Licensee hereunder shall be paid in Canadian funds payable at par at Ottawa, Ontario, Canada.

D. It is mutually understood and agreed that all overdue accounts shall bear interest at the rates set from time to time by the Licensor.

E. Any considerations payable to the Licensor under Section 3(F) shall be paid to the Licensor by the Licensee within thirty (30) days after the calendar quarter ending the last day of March, June, September and December in which the consideration is due to the Licensee.

SECTION 5 - Accounts

A.      The Licensee shall:

        (1) keep proper and detailed Records in respect of sales of the Licensed products and it sublicenses;

        (2) make the Records available during business hours and permit the authorized representatives of the Licensor to audit and inspect the Records, including Records relating to sales of Licensed products by sublicensees, and to take extracts from, and make copies of, the Records; and

        (3) afford all facilities for such audits and inspections and furnish representatives with information requisite to the understanding of the Records.

B. The Licensee shall also preserve the Records during the life of this agreement and for a period of one year thereafter. Provided that the Licensee may, after giving the Licensor ninety (90) days notice, dispose of any or all Records.

C. It is mutually understood and agreed that, at its discretion, but not more frequently than once per agreement year, the Licensor may, in addition to, or in lieu of, audits and inspections of the Records stipulated in A above, request the Licensee to provide to the Licensor, at no cost to the Licensor, an audited statement of such Records.

SECTION 6 - Due Diligence

        The Licensee covenants to use all reasonable endeavours to exploit commercially with due diligence, the subject matter of this agreement. The Licensor reserves the right to terminate this agreement if the Licensee is not using all reasonable endeavours to exploit said subject matter commercially. Such termination shall be effective ninety (90) days after notice thereof in writing by the Licensor to the Licensee if within such period the licensee has not shown to the reasonable satisfaction of the Licensor that it has used all reasonable endeavours as aforesaid. Provided that, for the purposes of this agreement failure of the Licensee to meet the market demand for reasonably priced Licensed Products shall be deemed to be non-compliance with the obligations of the Licensee under this Section 6.

SECTION 7 -- Improvements and Additions
A. The Licensee covenants and agrees to inform the Licensor from time to time of any improvements and/or additions made by the Licensee, during the life of this agreement, to the subject matter hereof. Where such improvements and/or additions are:

   (1) Developed, in whole or in part, by the Licensee with funding from the Government of Canada, or any agency thereof, and except where such right and interest is vested in Her Majesty, or an agency of Her Majesty, under any funding contract, or other arrangement, all right and interest in and to any such improvements and/or additions, whether patentable or unpatentable, shall be vested in the Licensor; the Licensor may, if practicable, seek such proprietary protection for any such improvement and/or addition, as the Licensor deems necessary or appropriate, and shall include all such improvements and/or additions in the license granted hereunder without alteration of the terms hereof, including the royalty rate. Provided that, if such funding is less than fifty percent (50%) of the cost of the overall development of the said improvements and/or addition such inclusion in the said license shall be for the life of any proprietary protection obtained therefor, and shall, unless the said license is already exclusive, be exclusive to the Licensee in respect of the said improvements and/or additions for a period not less than seven (7) years in duration commencing the date of said funding contract, or other arrangement, as may be agreed upon by the parties; in respect of unpatentable improvements and/or additions so developed, the inclusion in the license shall be for a minimum period of ten (10) years commencing the date of said funding contract, or other arrangement; or

(2) Developed by the Licensee at its own expense, upon termination of this agreement prior to the expiration of the term herein set out, for any reason whatsoever, the Licensee shall grant to the Licensor a nonexclusive, unconditional, irrevocable, royalty-free, right and license to make, use or sell such improvements and/or additions, whether patentable or unpatentable, with the right to grant royalty bearing sublicenses therefor, for a term not exceeding the life of any patent issued in respect thereof, or a minimum of ten (10) years, as may be applicable.

B. Notification of improvements and/or additions shall be sent to the Licensor within a reasonable time, not more than six (6) months, after they have been made.

SECTION 8 Technical Assistance

A. The Licensor undertakes to supply to the Licensee such technical information and Know-how within the possession of each. of the Departments as, in the opinion of each of the Departments, may be necessary to enable the Licensee to manufacture the Licensed Product and use the Licensed Process.

B. All confidential information made available under this agreement shall be maintained confidential by the Licensee and may only be disclosed with the written consent of the Licensor.

SECTION 9 - Financial Assistance

The Licensee covenants and agrees to notify the Licensor immediately if the Licensee intends to seek from the Government of Canada or any agency thereof, financial or other assistance by way of contract or otherwise for the development of the Licensed Product.

SECTION 10 - Patents and Costs

A. The filing and prosecution of the patent applications in the countries listed in Part I of Schedule "A" shall be the responsibility of the Licensor and all costs connected therewith shall be assumed by the Licensor.

B. Upon a request prior to the 1st day of October 1989 by the Licensee and at the expense of the Licensee, the Licensor will file and prosecute additional patent applications in such countries, where it is possible to do so, as the Licensee may designate in writing and such additional applications shall be listed in Part II of Schedule "A". Any request shall be accompanied by a payment in the amount of One Thousand Dollars ($1,000.00), for each additional country in which an additional patent application is to be filed and prosecuted, which shall be applied to the costs of the filing and prosecution of the patent application. For the additional applications filed at the request of the Licensee, the Licensor agrees to use, if necessary, Patent Agents in the countries where the applications are filed which are acceptable to the Licensee for the filing and prosecution of the applications. The Licensee agrees that, upon the receipt of notice from the Licensor, the Licensee will reimburse the Licensor for all costs, including but not limited to, patent officers' time, disbursements, and overhead involved in the filing and prosecution of the patent applications requested by the Licensee. The patents which issue on the applications shall vest in the licensor and such patents will then be deemed to be included in the Patent Rights without alteration of the royalty rate.

C. The Licensor agrees that the Licensee may, at any time notify the Licensor requesting discontinuance of the prosecution of any patent application filed at the Licensee's expense and the Licensor may then withdraw such applications from the Patent Rights. The Licensee covenants and agrees to reimburse the Licensor, as provided for herein, for all costs incurred or authorized in prosecution of such application up to the time of receipt of such notice.

D. The Licensee agrees that, upon receipt of notice from the Licensor, the Licensee will reimburse the Licensor for all renewal fees and incidental costs related to any of the Patent Rights licensed herein.

D. The Licensee may at any time prior to ninety (90) days before the due date for payment of such renewal fees, notify the Licensor that it does not desire to have a patent continued in force in any particular country and after receipt of such notice by the Licensor the said patent may be withdrawn from the Patent Rights.

E. The Licensor agrees to notify the Licensee within a reasonable time of any final refusal to grant a patent in respect of any patent application included in the Patent Rights.

F. It is understood and agreed that in the event that no patent issues in respect of any of the Patent Rights or should any of the Patent Rights be held invalid by any Court of competent jurisdiction, from which no appeal can be, or is taken, or should any of the Patent Rights expire, royalties in respect thereof shall cease to be payable, provided that royalties shall be payable on all Licensed Products produced or sold under the existing Patent Rights and/or Know-how.

G. It is further understood and agreed that in the event that no patents issues in respect of the Patent Rights, the royalty stipulated to be paid under the provisions of Section 3 A shall be reduced to One Percent (1.0%) as of the date the last application in the Patent Rights is irrevocably abandoned and the date of the expiry of the agreement set forth in Section 13 shall be the 31st day of March 1999.

SECTION 11 - Termination

A. This agreement, at the option of the Licensor, may be terminated forthwith by the Licensor if:

(1) The Licensee fails to make any payment provided for herein and such payment remains in arrears and unpaid for a period of ninety (90) days; or

(2) The Licensee commits or permits a breach of any of the other covenants and terms herein contained and does not remedy such breach within ninety (90) days after being required in writing to do so by the Licensor, or

(3) The Licensee becomes bankrupt, or insolvent, or has a receiving order made against it or has a receiver appointed to continue its operations, or passes a resolution for winding up, or takes the benefit of any statute for the time being in force relating to bankrupt or insolvent debtors or the orderly payment of debts; or

(4) The Licensee alters, or is required to alter, its management or financial control in any manner whatsoever, and such alteration may in the sole opinion of the Licensor be deemed to be detrimental to the interest of the Licensor.

(5) The Licensee assigns this agreement in any manner and for any purpose whatsoever except as provided for herein without the prior written consent of the Licensor.

Such termination shall be effected by a notice which shall, as of the date of such notice, determine the license herein granted, together with all rights of the Licensee hereunder, without prejudice to the right of the Licensor to sue for and recover any royalties or other sums due to the Licensor and without prejudice to the remedy of either party in respect of any previous breach of this agreement.

B. The Licensee may at its option terminate this agreement by giving the Licensor at least ninety (90) days notice prior to the 31st day of March in any year, provided that the Licensee shall pay to the Licensor all royalties or other sums due hereunder up to the date of such termination.

C. Failure on the part of the Licensor to notify the Licensee of a breach of this agreement, or to terminate the license granted hereunder because of such breach, shall not constitute a condonation of the breach or a waiver of the right of the Licensor to terminate the agreement in accordance with the provisions herein contained.

D. The Licensor agrees that the Licensee and its sublicensees may sell all stocks of Licensed Products produced during the currency of this agreement and which remain unsold at the date of expiration or sooner determination provided that within thirty (30) days after such date the Licensee pays to the Licensor royalties in respect thereof as stipulated herein.

SECTION 12 - Notice

A. Any notice under this agreement shall be in writing and in the case of the Licensor shall be addressed to:

         Canadian Patents and Development Limited,
         275 Slater Street,
         Ottawa, Ontario
         K1A 0R3

and in the case of the Licensee to:

         Barringer Instruments Limited
         304 Carlingview Drive
         Rexdale, Ontario
         M9W 5G2

or to such other address as either party may in future designate by notice to the other. All notices so addressed, if sent by registered mail, shall be deemed to have been received ten (10) days after dispatch.

B. The Licensee covenants and agrees to notify the Licensor, and supply full particulars, immediately upon:

         a)   effecting a change in its corporate name;

         b)   merging with another entity;

         c)   altering its management;

         d)   altering its financial control;

         e)   filing for bankruptcy;

         f)   involving itself in any insolvency proceedings; or

         g) taking advantage of any statute then in being relating to the orderly payment of debts.

SECTION 13 - Term

        Subject to the provisions of Section 10 (G) and, unless sooner terminated pursuant to the other provisions hereof, this agreement shall remain in force until the last to expire of the Patent Rights licensed hereunder shall have expired.

SECTION 14 - Validity of Patent Rights

A. The Licensor does not warrant the validity of the Patent rights licensed to the Licensee by this agreement and has not made, and does not make, any representations to the Licensee as to the scope of the Patent Rights and that such Patent Rights and/or the Know-how may be exploited without the infringement of any rights of others.

B. The Licensee hereby recognizes and acknowledges the validity of the Patent Rights other than any United states of America patent licensed hereunder and agrees not to contest, during the life of this agreement, such validity, either directly or indirectly, by assisting other parties.

SECTION 15 - Infringement

        In the event that either the Licensee or the Licensor considers that there exists a situation of infringement of the Patent Rights licensed hereunder for which a suit for infringement should be brought, the one party will promptly give to the other, free of any charge, all the available details regarding the situation and the parties will jointly decide on the steps to be taken.

SECTION 16 - Litigation

A. In the event of any threatened or actual suit against the Licensee or its sublicensees, in consequence of the exercise of the right and license granted herein, the Licensee will promptly inform the Licensor and the parties will jointly decide on the steps to be taken in the circumstances.

B. It is understood and agreed that, with regard to threatened litigation or litigation arising from the license granted herein, or infringement of the licensed rights by others, the parties hereto will at all times consult each other and give to one another free of any charge information or advice which may be helpful for such purpose. However, neither party shall bind or commit the other party to any course of action which involves liability for legal costs, expenses or damages, but should the parties fail to agree, within a reasonable time, as to any course of action jointly to be taken, either party shall be at liberty to take or defend any proceedings alone at its own expense on indemnifying the other party and shall be entitled to retain anything awarded to it by a court.

SECTION 17 - Assignment

A. This agreement and everything herein contained shall enure to the benefit of and be binding upon the successors and assigns of the parties hereto, but shall not be assigned, transferred, conveyed, or encumbered by the Licensee except upon the written consent of the Licensor and any assignment by the Licensee without such consent shall be of no effect.

B. The Licensee agrees that the Licensor may, subject to the license granted herein, assign or set over its entire right, title and interest in and to any patent or patent application included in the Patent Rights and upon receipt of notification from the Licensor that the obligations of the Licensor under this agreement in respect of such patent or patent applications have been assumed by an assignee, the Licensor shall be released from the obligations so assumed.

SECTION 18 - Publication

A. In the promotion of the subject matter of this agreement the Licensee agrees that it shall use the words "Produced under license from Canadian Patents and

Development Limited", but it shall not, in any manner whatsoever, use the name of any department or other agency of the Government of Canada, without the prior written permission of the Licensor.

B. The Licensee shall, at the request of the Licensor, within thirty days after March 31 of each year throughout the life of this agreement, send to the Licensor two copies of each piece of then current sales or product promotion literature being used by the Licensee concerning the Licensed Product.

SECTION 19 - Compliance with Law

A. The Licensee covenants and agrees that it will comply with the Patent Law regarding the affixing by means of a plate, label or other device to the Licensed Product the number and date of issue of the patent or patents under which such Licensed Product is produced.

B. The Licensee covenants and agrees to comply, at all times, with the orders, regulations and statutes in force in the places where the right and license granted herein are exercised.

SECTION 20 - Interpretation

A. For the purpose of this agreement, where applicable, words of the feminine gender shall include the masculine, the singular shall include the plural, and vice versa, and all sentences so affected herein shall be construed as being grammatically correct.

B. This agreement shall be interpreted according to the laws of the Province of Ontario, Canada.

SECTION 21 - Entire Agreement

        This agreement constitutes the entire agreement between the parties hereto relating to the subject matter hereof and supersedes any prior agreements. There are no terms, obligations, covenants, representations, statements or conditions other than those contained herein. No variation or modification of this agreement nor waiver of any of the terms and provisions hereof shall be deemed valid unless in writing signed by both parties hereto.

        IN WITNESS WHEREOF the parties hereto have caused these presents to be executed under seal by their proper officers duly authorized in that behalf.

        SIGNED, SEALED AND DELIVERED by:

                                  CANADIAN PATENTS AND DEVELOPMENT
                                  LIMITED-SOCIETE CANADIENNE DES
                                  BREVETS ET D'EXPLOITATION LIMITEE

                                  Per:/s/
                                      -----------------------------------------
                                      Vice President

                                  Per:/s/
                                      -----------------------------------------
                                      Secretary - Treasurer

                                  BARRINGER INSTRUMENTS LIMITED

                                  Per:/s/ J. Davies (President)
                                      -----------------------------------------

                                  Per:
                                      -----------------------------------------

                                  SCHEDULE "A"

                                     PART I

Country         Appl. No.       Date        Patent No.         Issued  Expires
Case 9172

Canada

United States



Case 9281

Canada

United States



                                    PART II

Country         Appl. No.       Date        Patent No.         Issued  Expires
Case 9172

Case 9281

                                                                      435-9172-1

                              SUPPLEMENT NUMBER 1

TO THE AGREEMENT DATED AS OF THE 21ST DAY OF FEBRUARY 1989

        THIS AGREEMENT made in duplicate as of the 4th day of March, 1991.

BETWEEN: CANADIAN PATENTS AND DEVELOPMENT LIMITED-SOCIETE CANADIENNE DES BREVETS ET D'EXPLOITATION LIMITEE, a Corporation to which the Government Corporations Operation Act applies, having its Head Office at the City of Ottawa in the Province of Ontario (hereinafter called "the Licensor")

                                                 OF THE ONE PART

                                                      -and-

                                       BARRINGER INSTRUMENTS LIMITED, a duly
                                       incorporated Company, having a place of
                                       business at the City of Rexdale, in the
                                       Province of Ontario (hereinafter called
                                       "the Licensee")

                                                   OF THE OTHER PART

        WITNESSETH THAT:

        WHEREAS the parties hereto entered into an Agreement dated as of the 27th day of February, 1989, (hereinafter called "the Original Agreement"), wherein the Licensor granted to the Licensee a license in respect of inventions commonly referred to as "Sample Handling System for Molecular Analyser" - Case Number 9172 and "Narcotic Detector Using Ion Mobility Spectrometer" - Case Number 9281; and

        WHEREAS the parties are desirous of amending the Original Agreement on the basis herein set forth.

        NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements hereinafter contained, the parties hereto agree each with the other as follows:

SECTION 1

1. Subsection A of Section 2 of the Original Agreement is deleted and the following substituted therefor:

"A. The Licensor hereby grants to the Licensee an exclusive right and license in Canada and the United States to make, and have made, Licensed Products, with the right and license throughout the world to use and sell Licensed Products and use the Licensed Process including the right to grant sublicenses thereof to purchasers of Licensed Products; provided however, if the market demand for Licensed Products can only justify one production/assembly facility, the Licensed Products must be produced and assembled in Canada. Such exclusive right and license shall be for the period from the date of this Agreement until the 31st day of March 1999; it being understood and agreed that, after the expiry of the aforesaid period, the right and license granted herein shall be non-exclusive for the remainder of the life of this Agreement."

SECTION 2

Subsection D of Section 2 of the original Agreement is deleted and the following substituted therefor:

"D. The Licensee may grant sublicenses of the license granted herein on terms and conditions similar to those hereof and the Licensee agrees that it will submit such sublicense agreements to the Licensor for ratification within ninety
(90) days after execution thereof and such ratification, which shall not be unreasonably withheld, shall be a condition precedent to the validity of any such sublicense; provided however, that the only sublicense granted to make and have made Licensed Products in the United States shall be to Barringer Instruments Inc. of New Jersey and not less than Fifty Percent (50%) of the factory cost value of the Licensed Products assembled by Barringer Instruments Inc. shall be of content obtained from Canada, as measured by the same cost accounting standards as used by the Licensee in establishing its factory costs. Under the provision of the said sublicense, Barringer Instruments Inc. shall only have the right to sell Licensed Products made in the United States or to United States' companies or agencies for their own use in its off-shore operations. In order to allow the Licensee to comply with the provisions of
Section 7 of the Agreement, any manufacturing method improvements, assemble and test improvements or other improvements relating to the assembly, calibration, test, manufacturability and reliability of the Licensed Products made by Barringer Instruments Inc. shall be made available to the Licensor for its own use, and shall be provided at no cost to the Licensor."

SECTION 3

         This Agreement shall be designated as Supplement No. 1 to the Original Agreement and, except as varied by terms of this Supplement No. 1, the terms of the Original Agreement are hereby confirmed.

        IN WITNESS WHEREOF the parties hereto have caused these presents to be executed under seal by their proper officers duly authorized in that behalf.

        SIGNED, SEALED AND DELIVERED by:

                                              CANADIAN PATENTS AND DEVELOPMENT
                                              LIMITED-SOCIETE CANADIENNE DES
                                              BREVETS ET D'EXPLOITATION LIMITEE


                                              Per:/s/
                                                  ----------------------------
                                                  President

                                              Per:/s/
                                                  ----------------------------
                                                  Vice President

                                              BARRINGER INSTRUMENTS LIMITED

                                              Per:/s/  J. DAVIES
                                                  ----------------------------
                                                  President

                                              Per:/s/
                                                  ----------------------------
                                                  Vice President Operations

                            ASSIGNMENT OF AGREEMENT

THIS AGREEMENT made in triplicate as of the 2nd day of January 1992.
BETWEEN:

                                           BARRINGER INSTRUMENTS LIMITED, a duly
                                           incorporated Company, having a place
                                           of business at the City of Rexdale in
                                           the Province of Ontario (hereinafter
                                           called "BIL")

                                                               OF THE FIRST PART

                                           - and -

                                           CANADIAN PATENTS AND DEVELOPMENT
                                           LIMITED - SOCIETE CANADIENNE DES
                                           BREVETS ET D'EXPLOITATION LIMITEE, a
                                           Corporation to which the Government
                                           Corporations Operation Act applies,
                                           having its Head Office at the City of
                                           Ottawa in the Province of Ontario
                                           (hereinafter called "CPDL")

                                                              OF THE SECOND PART

                                           - and -

                                           HER MAJESTY THE QUEEN IN RIGHT OF
                                           CANADA, as represented by the
                                           MINISTER OF NATIONAL REVENUE, having
                                           a place of business at the City of
                                           Ottawa in the Province of Ontario
                                           (hereinafter called "the Department")

                                                               OF THE THIRD PART

         WITNESSETH THAT:

         WHEREAS BIL and CPDL entered into an Agreement dated as of the 27th day of February, 1989 as amended by Supplement Number 1 dated the 4th day of March 1991, more particularly described in Schedule "A" hereto, with respect to Inventions commonly designated "Sample Handling System for Molecular Analyser" - Case Number 9172 and "Narcotic Detector Using Ion Mobility Spectrometer" - Case Number 9281, (hereinafter called "the Agreement"); and

         WHEREAS CPDL has agreed to assign all of its rights and obligations under the Agreement to the Department; and

         WHEREAS the Department has agreed to assume and perform all of the rights and obligations created by the Agreement; and

         WHEREAS BIL agrees to consent to such assignment.

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements hereinafter contained, the parties hereto agree each with the other as follows:

         1. CPDL assigns, transfers and sets over unto the Department absolutely the Agreement as of and from the date hereof and all right, title and interest of CPDL therein and thereto.

         2. The Department accepts the assignment referred to in Section 1 hereof and hereby agrees with BIL and CPDL duly and faithfully to fulfill, observe, perform and comply with all of the terms, conditions and provisions of the Agreement and shall be entitled to all of the benefits of the Agreement as though originally named as a party therein and may amend the Agreement in its own name.

         3. BIL hereby consents to the assignment by CPDL to the Department referred to in Section 1 hereof on the terms herein set out.

         4. Notices pursuant to Section 12 of the Agreement shall now, in the case of the Licensor be addressed to:

         Director General
         Laboratory & Scientific Services Directorate
         Department of National Revenue
         79 Bentley Avenue
         Ottawa, Ontario
         K1A 0L5

and in the case of the Licensee to:

         Barringer Instruments Limited
         304 Carlingview Drive
         Rexdale, Ontario
         M9W 5G2

         5. The Department hereby confirms, ratifies and adopts all the terms and conditions of the Agreement.

         6. This Agreement shall be interpreted according to the laws of the Province of Ontario, Canada.

         7. This Agreement constitutes the entire Agreement between the parties hereto relating to the subject matter hereof and supersedes any prior agreements. There are no terms, obligations, covenants , representations, statements or conditions other than those contained herein. No variation or modification of this Agreement nor waiver of any of the terms and provisions hereof shall be deemed valid unless in writing signed by all parties hereto.

        IN WITNESS WHEREOF the parties hereto have caused these presents to be executed under seal by their proper officers duly authorized in that behalf.

         SIGNED, SEALED AND DELIVERED BY:

                                         BARRINGER INSTRUMENTS LIMITED

                                         Per: /s/   J. DAVIES (President)
                                             ----------------------------------

                                         Per: /s/
                                             ----------------------------------



                                         CANADIAN PATENTS AND DEVELOPMENT
                                         LIMITED -- SOCIETE CANADIENNE DES
                                         EREVETE ET D'EXPLOITATION LIMITIE


                                         Per: /s/
                                             ----------------------------------

                                         Per: /s/
                                             ----------------------------------


                                         HER MAJESTY THE QUEEN IN RIGHT OF
                                         CANADA as represented by the MINISTER
                                         OF NATIONAL REVENUE


                                         Per: /s/
                                             ----------------------------------

                                         Per: /s/
                                             ----------------------------------

SCHEDULE "A"

DESCRIPTION OF AGREEMENT

Date of Agreement:                       February 27, 1989

Date of Supplement No. 1:                March 4, 1991

Re:                                      License agreement in respect
                                         of "Sample Handling System for
                                         Molecular Analyser" - Case Number
                                         9172 and "Narcotic Detector Using Ion
                                         Mobility Spectrometer" - Case
                                         Number 9281, including schedules,
                                         deletions and modifications

[BARRINGER LETTERHEAD]



7 October 1996


Mr. Wayne B. Morris
Director General
Laboratory and Scientific Services Directorate
Revenue Canada Customs and Excise
79 Bentley Ave.
Ottawa, Ontario K1A 0L5

Dear Mr. Morris:

Further to your letter of 1 October 1996 following our request for an extension to the licence on a year-to-year basis to ten years starting 1 April 1999, with all other terms of the licence to remain the same as under the present licence, we accept the indemnification of the Crown, and by this letter incorporate that indemnification into the licence, as follows:

        Barringer shall indemnify and save Her Majesty in right of Canada harmless from and against all claims, demands, losses, costs, damages, actions, suits, or proceedings by whomever made, brought or prosecuted and in any manner based upon, arising out of, related to, occasioned by or attributable to any use made of the IMS/IONSCAN technology by Barringer or by any of its clients or customers including any infringement or alleged infringement of a patent or invention or any other kind of intellectual property.

Therefore, please accept by your counter-signature hereto our acceptance to the extension of the licence, the details of the mechanics of the option to be covered at a time closer to the renewal time.

Yours sincerely,

BARRINGER RESEARCH LTD.


/s/ J.H. Davies
------------------------------
John H. Davies
President


Acceptance:  /s/ W. Morris                      Date: Oct 7/ 96
           -------------------                        ---------------
           Name: W. Morris
           Director General
           Laboratory and Scientific Services Directorate